Gilead Fund

ETAGX	Class A Shares	ETCGX	Class C Shares
ETGLX	Class N Shares	ETILX	Class I Shares

Healthcare & Life Sciences Fund

ETAHX	Class A Shares	ETCHX	Class C Shares
ETNHX	Class N Shares	ETIHX	Class I Shares

Multi-Asset Income Fund

ETAMX	Class A Shares	ETCMX	Class C Shares
ETNMX	Class N Shares	ETIMX	Class I Shares

Dividend Opportunities Fund

ETADX	Class A Shares	ETCDX	Class C Shares
ETNDX	Class N Shares	ETIDX	Class I Shares

Limited-Term Bond Fund

ETABX	Class A Shares	ETCBX	Class C Shares
ETNBX	Class N Shares	ETIBX	Class I Shares

Exponential Technologies Fund

ETAEX	Class A Shares	ETCEX	Class C Shares
ETNEX	Class N Shares	ETIEX	Class I Shares

Core Bond Fund

ETARX	Class A Shares	ETCRX	Class C Shares
ETNRX	Class N Shares	ETIRX	Class I Shares

(each a “Fund” and collectively, the “Funds”)

March 15, 2022

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2021, as supplemented January 3, 2022, and should be read in conjunction with such SAI.

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The Board of Trustees has elected Michael Schoonover as President of the Trust and Alex Merino as Vice President of the Trust effective March 1, 2022. Accordingly, the table under the section of the Funds’ SAI entitled “Management - Trustees and Officers” is revised with the information below.

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years
Michael Schoonover 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1983 Alex Merino 53 Palmeras St. Suite 601 San Juan, PR 00901 Year of Birth: 1985	President Vice President	Since 2022 Since 2022

Chief Operating Officer, Catalyst Capital Advisors LLC & Rational Advisors, Inc., June 2017 to present; Portfolio Manager, Catalyst Capital Advisors LLC 12/2013 to 5/2021; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018; President, MFund Distributors LLC, 1/2020 to present; COO, Catalyst International Advisors LLC, 11/2019 to present; COO, Insights Media LLC, 11/2019 to present; COO, MFund Management LLC, 11/2019 to present; COO, AlphaCentric Advisors LLC, since 1/2021.

Investment Operations Manager, MFund Management LLC, 1/2022 to present; Investment Operations Analyst, MFund Management LLC, 9/2020 to 12/2021; Tax Senior Associate, PwC Asset & Wealth Management NY Metro, 7/2016-6/2019

The first paragraph of the section of the Funds’ SAI entitled “COMPLIANCE SERVICES” is deleted and replaced with the following:

MFund provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2021, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.